Exhibit 10.21

AMENDMENT NO. 1

TO MANUFACTURING SERVICES AGREEMENT

This Amendment No. 1 is made by and A10 NETWORKS, INC. (“A10 Networks”) a California corporation, with principal offices located at 3 W Plumeria Drive, San Jose, CA 95134 U.S.A., and, LANNER ELECTRONICS (USA)., a California corporation with principal offices located at 41920 Christy Street, Fremont CA 94538 U.S.A., with respect to the MANUFACTURING SERVICES AGREEMENT between the parties having an Effective Date of December 8, 2006 (the “Agreement”).

Capitalized terms used in this Amendment No. 1 shall have the same meaning ascribed to them in the Agreement and in Amendment No. 1, respectively.

In accordance with Section 13.7 (“Integration; Modification”) of the Agreement, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby amend the Agreement as follows:

(1) The definition of “Manufacturer” shall mean collectively (1) Lanner Electronics Inc., a company organized under the laws of Taiwan, having a principle place of business at 7F, 173 Datong Road Section 2, Xizhi District, New Taipei City, 22184, Taiwan, and (2) its wholly owned subsidiary Lanner Electronics (USA), a California corporation with principal offices located at 41920 Christy Street, Fremont CA 94538 U.S.A.

This Amendment No. 1 supersedes all prior discussions and understandings between the parties with respect to the subject matter hereof. Except as expressly modified and amended in this Amendment No. 1, all other provisions of the Agreement, shall remain in full force and effect and unchanged, and are ratified hereby.

The effective date of this Amendment No. 1 is June 27, 2013.

IN WITNESS WHEREOF, the authorized representatives of the parties hereto have signed this Amendment No. 1 as of the effective date set forth above.

LANNER ELECTRONICS (USA)		A10 NETWORKS, INC.

By:	/s/ Jackie Law	By:	/s/ Todd Kleppe
Name:	Jackie Law	Name:	Todd Kleppe
Title:	Chief Operating Officer	Title:	Senior Director Global Ops
Date:	6/28/2013	Date:	6/28/2013

Lanner:

LANNER ELECTRONICS, INC.

By:	/s/ Jill Chen
Name:	Jill Chen
Title:	General Manager of NC BU
Date:	2013/6/27